UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2023

NEWMONT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31240	84-1611629
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 E Layton Ave Denver, Colorado	80237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 863-7414

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 6, 2023 (the “Implementation Date”), Newmont Corporation, a Delaware corporation (“Newmont”) completed its previously announced business combination transaction with Newcrest Mining Limited, an Australian public company limited by shares (“Newcrest”) whereby Newmont, through its indirect wholly owned subsidiary, Newmont Overseas Holdings Pty Ltd, an Australian proprietary company limited by shares (“Newmont Sub”), acquired all of the issued and fully paid ordinary shares of Newcrest, pursuant to a court-approved scheme of arrangement under Part 5.1 of the Australian Corporations Act 2001 (Cth) between Newcrest and its shareholders (the “Scheme” and such acquisition, the “Transaction”), as contemplated by a scheme implementation deed, dated as of May 15, 2023, by and among Newmont, Newmont Sub and Newcrest, as amended from time to time (the “Transaction Agreement”). Upon implementation of the Transaction, Newcrest became a direct wholly owned subsidiary of Newmont Sub and an indirect wholly owned subsidiary of Newmont.

On the Implementation Date, all issued and fully paid ordinary shares of Newcrest were transferred to Newmont Sub and the shareholders of outstanding Newcrest ordinary shares as of 7:00pm on October 30, 2023 (Melbourne, Australia time) (“Scheme Record Date”) were entitled to, for each such share held, (1) 0.400 shares of Newmont common stock, par value $1.60 per share (“Newmont common stock”), (2) 0.400 CHESS Depositary Interests (“CDIs”), each one representing a unit of beneficial ownership in Newmont common stock (a “New Newmont CDI”), or (3) 0.400 PETS Depositary Interests, each one representing a unit of beneficial ownership in Newmont common stock (a “New Newmont PDI”), in each case, issued by Newmont pursuant to the Scheme. Each share of Newmont common stock issued pursuant to the Scheme (excluding the shares of Newmont common stock underlying the New Newmont CDIs and New Newmont PDIs) is a “New Newmont Share” and the New Newmont Shares, the New Newmont CDIs and the New Newmont PDIs issued on or before the Implementation Date pursuant to the Scheme comprise the “Scheme Consideration.” The form of Scheme Consideration received by each eligible Newcrest shareholder depended on the register on which they held their Newcrest ordinary shares. Ineligible Foreign Shareholders (as defined in the Transaction Agreement) did not receive Scheme Consideration, and the New Newmont Shares to which they would otherwise be entitled to receive was instead issued to a sale agent who will sell the securities and remit the sale proceeds (after deduction of any reasonable brokerage or other selling costs, taxes and charges) to Newmont Sub for pro rata distribution to the relevant Ineligible Foreign Shareholders. All options, restricted shares and rights to ordinary shares of Newcrest issued under employee incentive arrangements of Newcrest and its subsidiaries vested or lapsed before the Scheme Record Date.

In connection with the Transaction, Newmont issued 357,691,627 shares of Newmont common stock, including 15,720,585 New Newmont Shares, 341,792,611 shares underlying New Newmont CDIs and 178,431 shares underlying New Newmont PDIs.

To enforce Newmont’s and Newmont Sub’s respective obligations in respect of the issuance of the Scheme Consideration, Newmont and Newmont Sub executed a deed poll, dated September 4, 2023, in favor of all Newcrest shareholders (the “Deed Poll”).

The description of the Transaction, the Scheme and the Deed Poll set forth above does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, filed as Exhibits 2.1, 2.2. and 2.3 hereto, and incorporated by reference herein. The Transaction Agreement has been included as an exhibit hereto solely to provide investors and securityholders with information regarding its terms. It is not intended to be a source of financial, business or operational information about the parties. The representations, warranties and covenants contained in the Transaction Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors and securityholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in Newmont’s public reports. The Transaction Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the documents that Newmont files or has filed with the Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Newcrest is party to (i) the Indenture, dated as of May 13, 2020 (the “Existing Newcrest 2030 Notes/2050 Notes Indenture”) by and among Newcrest Finance Pty Limited (“Newcrest Finance”) as issuer, Newcrest as parent guarantor, the Newcrest subsidiary guarantors set forth therein and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Existing Newcrest Indenture Trustee”) that governs (x) the 3.250% Senior Guaranteed Notes due 2030 (the “Existing Newcrest 2030 Notes”) and (y) the 4.200% Senior Guaranteed Notes due 2050 (the “Existing Newcrest 2050 Notes”) and (ii) the Indenture, dated as of November 15, 2011 (the “Existing Newcrest 2041 Notes Indenture” and together with the Existing Newcrest 2030 Notes/2050 Notes Indenture, the “Existing Newcrest Indentures”) by and among Newcrest Finance as issuer, Newcrest as parent guarantor, the Newcrest subsidiary guarantors set forth therein and the Existing Newcrest Indenture Trustee, that governs the 5.75% Senior Guaranteed Notes due 2041 (the “Existing Newcrest 2041 Notes” and together with the Existing Newcrest 2030 Notes and the Existing Newcrest 2050 Notes, the “Existing Newcrest Notes”). As described under Item 2.01 hereof, on the Implementation Date, Newcrest became an indirect, wholly owned subsidiary of Newmont and Newcrest and its subsidiaries remain parties to the Existing Newcrest Indentures.

The Existing Newcrest Indentures governing the applicable Existing Newcrest Notes contain customary covenants and default provisions, including springing guarantees, certain change of control provisions, limitation on liens, merger restrictions, limitation on the sale of all or substantially all assets and payment default. The Existing Newcrest 2030 Notes will mature on May 13, 2030 and bear interest at 3.250% payable semiannually on May 13 and November 13 of each year. The Existing Newcrest 2050 Notes will mature on May 13, 2050 and bear interest at 4.200% payable semiannually on May 13 and November 13 of each year. The Existing Newcrest 2041 Notes will mature on November 15, 2041 and bear interest at 5.75% payable semiannually on May 15 and November 15 of each year. As of November 6, 2023, $650.0 million, $500.0 million and $500.0 million aggregate principal amount of the Existing Newcrest 2030 Notes, the Existing Newcrest 2050 Notes and the Existing Newcrest 2041 Notes, respectively, remained outstanding.

The Existing Newcrest Indentures, and the forms of notes contained therein, have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). Newmont agrees to furnish a copy of such instruments to the Securities and Exchange Commission upon request.

Item 3.02 Unregistered Sales of Equity Securities.

As described in Item 2.01 of this Current Report on Form 8-K, Newmont issued 357,691,627 shares of Newmont common stock (including the New Newmont Shares and shares of Newmont common stock underlying the New Newmont CDIs and New Newmont PDIs) in connection with the Transaction. The shares were issued in reliance on the exemption afforded by Section 3(a)(10) of the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2023, Newmont’s amended and restated certificate of incorporation was amended and restated in connection with the Transaction and in accordance with the terms of the Transaction Agreement (the “Newmont Amended and Restated Certificate of Incorporation”). Newmont amended its amended and restated certificate of incorporation to increase its authorized shares of common stock from 1,280,000,000 shares to 2,550,000,000 shares, such share authorization having been approved at Newmont’s special meeting of stockholders held on October 11, 2023.

The foregoing summary of the Newmont Amended and Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the Newmont Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure.

Newmont issued a press release announcing the completion of the Transaction on November 6, 2023. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information, including Exhibit 99.1 attached hereto, in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise stated in such filings.

Item 8.01 Other Events.

Newcrest Finance, as borrower, Newcrest, as guarantor, together with certain of Newcrest’s other subsidiaries, as guarantors, are party to thirteen bilateral Loan Facility Agreements (collectively, the “Loan Facility Agreements”), with each of (i) MUFG Bank, Ltd. (“MUFG”), (ii) Royal Bank of Canada (“RBC”), (iii) Westpac Banking Corporation (“Westpac”), (iv) Industrial and Commercial Bank of China Limited, Sydney Branch (“ICBC”), (v) National Australia Bank Limited (“NAB”), (vi) The Bank of Nova Scotia, Australia Branch (“BNS”), (vii) Credit Suisse AG, Sydney Branch (“CS”), (viii) The Hongkong and Shanghai Banking Corporation Limited, Sydney Branch (“HSBC”), (ix) JPMorgan Chase Bank, N.A. (“JPM”), (x) Australia and New Zealand Banking Group Limited (“ANZ”), (xi) Bank of America, N.A., Australian Branch (“BOA”), (xii) Barclays Bank PLC (“Barclays”) and (xiii) Canadian Imperial Bank of Commerce (“CIBC”, and, together with Barclays, BOA, ANZ, JPM, HSBC, CS, BNS, NAB, ICBC, Westpac, RBC and MUFG, collectively, the Lenders”). Each Loan Facility Agreement (other than the Loan Facility Agreements with ICBC, BNS, JPM and CIBC) is dated as of September 12, 2012. The Loan Facility Agreement with ICBC is dated as of January 14, 2014 and the Loan Facility Agreement with BNS, JPM and CIBC are each dated as of July 31, 2018. Each Loan Facility Agreement was amended and restated as of March 1, 2021 and further amended and restated as of June 1, 2023. As described under Item 2.01 hereof, on the Implementation Date, Newcrest became an indirect, wholly owned subsidiary of Newmont and Newcrest and its subsidiaries remain parties to the Loan Facility Agreements.

The Loan Facility Agreements collectively govern Newcrest Finance’s $2,000 million, in aggregate, committed unsecured bilateral revolving credit facilities (collectively, the “Revolving Facilities” and each, a “Revolving Facility”). Each Revolving Facility (other than the Revolving Facilities provided by Barclays, RBC and ICBC) provides for two revolving credit facilities of up to $77 million, each. The Revolving Facility provided by Barclays provides for one revolving credit facility of up to $154 million, the Revolving Facility provided by RBC provides for two revolving credit facilities of up to $78 million, each, and the Revolving Facility provided by ICBC provides for two revolving credit facilities of up to $75 million, each. The Revolving Facilities are individually negotiated and documented with each Lender but have similar terms and conditions. Each Revolving Facility permits the borrowing of loans denominated in either US Dollars or Australian Dollars. Interest on US dollar loans under each Revolving Facility accrues at a floating rate based on Term SOFR plus a credit spread and margin. As of October 28, 2023, each Revolving Facility had been fully drawn other than a Revolving Facility provided by NAB under which $77 million remained undrawn.

On November 2, 2023, Newcrest Finance issued a notice of change of control (the “Relevant Event Notice”) to each of the Lenders in anticipation of Newcrest becoming a subsidiary of Newmont Sub and an indirect subsidiary of Newmont on the Implementation Date. On the Implementation Date, or within 30 days of the delivery of the Relevant Event Notice, each of the Lenders may give notice to Newcrest Finance that Newcrest Finance may, within 90 days after delivery of such Relevant Event Notice (the “Option Period”), prepay all amounts outstanding under the applicable Revolving Facility and cancel all revolving commitments thereunder on 30 days’ notice. If Newcrest Finance does not exercise the option to prepay the respective Revolving Facility by the date which is 30 days before the expiry of the Option Period, the relevant Lender may, during the Option Period, notify Newcrest Finance that the commitments are cancelled on 30 days' notice to Newcrest Finance whereupon, at the end of such notice period, the commitments will be cancelled and all amounts outstanding under the respective Revolving Facility will be immediately due and payable.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Financial statements of Newcrest are not included in this Current Report on Form 8-K. Such financial statements will be filed by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

Pro forma financial information is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description
2.1	Scheme Implementation Deed, dated as of May 15, 2023, by and among Newmont, Newmont Sub and Newcrest. Incorporated by reference to Exhibit 2.1 to Newmont’s Form 8-K filed with the Securities and Exchange Commission on May 15, 2023.
2.2	First Letter Deed, dated as of September 4, 2023, by and among Newmont, Newmont Sub and Newcrest. Incorporated by reference to Annex A-II of Newmont’s Schedule 14A filed with the Securities and Exchange Commission on September 5, 2023.
2.3	Second Letter Deed, dated as of October 12, 2023, by and among Newmont, Newmont Sub and Newcrest. Incorporated by reference to Exhibit 2.2 to Newmont’s Form 10-Q filed with the Securities and Exchange Commission on October 26, 2023.
3.1	Amended and Restated Certificate of Incorporation of Newmont Corporation, dated November 3, 2023.
99.1	Press release, dated November 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT CORPORATION

Date: November 6, 2023	By:	/s/ LOGAN HENNESSEY
Logan Hennessey Vice President, Associate General Counsel and Corporate Secretary